CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Operating expenses:
Research and development expenses, net	$ 22,045	$ 15,018	$ 19,095
General and administrative expenses	11,599	4,472	4,614
Operating loss	33,644	19,490	23,709
Financial expenses	20,259	718	155
Financial income	(1,042)	(1,197)	(1,193)
Loss before taxes on income	52,861	19,011
Taxes on income	70	0	0
Net Loss	52,931	19,011	22,671
Items that will be reclassified subsequently to profit or loss:
Actuarial net loss of defined benefit plans	(2)	35	20
Changes in the fair value of available for sale financial assets	9	34	0
Total comprehensive loss	$ 52,938	$ 19,080	$ 22,691
Net loss per share:
Basic and diluted net loss per share (in dollars per share)	$ 10.53	$ 27.56	$ 32.86
Weighted average number of ordinary shares used in computing basic and diluted net loss per share (in shares)	5,025,213	689,898	689,898